EXHIBIT 99.1
Trinity Industries, Inc. Wachovia Securities 17th Annual Nantucket Equity Conference

Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Trinity is a Multi-Industry Company Trinity is focused on infrastructure products and services in five distinct business groups: Note: Revenue and Operating Profit percentages for Last Twelve Months Ended March 31, 2007 for outside revenues.

Trinity's Key Market Leadership Positions Trinity's Rail Group Largest manufacturer of railcars in North America Largest railcar axle manufacturer in North America Largest railcar coupler manufacturer in North America Trinity's Rail Leasing and Management Services Group Leading provider of railcar leasing and management services Trinity's Construction Products Group Largest full-line highway guardrail and crash cushion manufacturer in the U.S. Leading producer of concrete and aggregates in Texas Trinity's Energy Equipment Group Leading full-line LPG tank manufacturer in North America Leading manufacturer of structural wind towers in the U.S. Trinity's Inland Barge Group Largest barge manufacturer in the U.S. Largest fiberglass hopper barge cover manufacturer in the U.S.

Trinity Has Experienced Significant Growth Trinity's businesses provide a strong platform for growth The vast majority of Trinity's recent growth has been organic Revenues have grown by nearly $2 billion, or 155%, since 2003: 2003 2004 2005 2006 2003 1260 1965 2709.71 3218.9 $705mm growth $509mm growth $745mm growth

Trinity Today Leasing and Management Services Aggressively Grow our Leasing Business Expand Relationships with End-users of railcars Introduce New Products through Leasing Business Diversify Earnings Base for Trinity Manufacturing Businesses Maximize Returns Expand Manufacturing Footprint in Mexico Take Advantage of Operational Flexibility Generate Continuous Synergies Trinity's Multi-Industry Model

Maximize Returns Trinity's manufacturing businesses have shown strong operating profit growth: 2005 2006 LTM 3/07 2003 148.3 276.1 299

Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico Over five decades of in-country operating experience Multiple plants in Mexico - over 4,000 employees Trinity's significant manufacturing capacity in Mexico continues to grow Very strong logistics network in place - 1,000 truckloads crossing the border per month Provides benefits across multiple product lines: Trinity expects to produce 50 railcars per day in Mexico during 2007 Trinity expects to produce over 160,000 propane tanks in Mexico in 2007 Trinity is currently producing wind towers in Mexico and has announced plans to add a new wind tower facility 1.9 million square feet of manufacturing capacity in Mexico

Trinity's Unique Manufacturing Flexibility Creates Value Trinity's Unique Manufacturing Flexibility Creates Value Trinity's Unique Manufacturing Flexibility Creates Value Trinity's Unique Manufacturing Flexibility Creates Value Trinity's manufacturing flexibility enhances its opportunistic approach Quick response to market changes and customer needs Resources directed toward highest and best use Manufacturing flexibility across business lines Manufacturing flexibility across broad product lines

Trinity's Companies Have Continuous Synergistic Connections Trinity continuously generates synergies across its businesses: Networking Customer Relationships Internal Sourcing of Components & Sub- Assemblies INTERNALLY GENERATED SYNERGIES Centralized Cost Savings Continued Transition to Low Cost Facilities Sharing Best Practices in Manufacturing Technologies

Trinity's Railcar Lease Fleet is Growing Aggressively Trinity added $620 million of railcars to our fleet in 2006 and expects to add another $750-850 million in 2007 At March 31: Trinity's lease fleet totaled 32,500 railcars, an increase of 274% since 2000, representing over $1.7 billion of net fleet additions Trinity had $1.9 billion, or approximately 22,800 cars in its backlog dedicated to leasing customers 3/00 3/01 12/01 12/02 12/03 12/04 12/05 12/06 3/07 2003 8684 11830 13280 15098 18599 20313 24877 30553 32495 CAGR of 20.7%

Trinity's Operating Profit from Leasing Has Grown Substantially 2004 2005 2006 LTM 3/07 2003 42 55.8 106.5 116.7

Financial Highlights - Manufacturing and Leasing Leasing and Management Services Last Twelve Months, March 31 2007: Revenues of $318 million Reflects 53% growth over LTM 3/06 Operating Profit of $117 million Accounts for 25% of Trinity's operating profit As of March 31 2007: Total Debt of $598 million Instruments include Warehouse Facility, Asset Backed Securitization, and Equipment Trust Certificates Manufacturing Businesses* Last Twelve Months, March 31 2007: Revenues of $3 billion Reflects 14% growth over LTM 3/06 Operating Profit of $299 million Reflects growth of 51% over LTM 3/06 As of March 31 2007: Total Debt of $653 million Instruments include Revolver, Convertible Subordinated Notes, and Senior Notes * includes corporate and eliminations

Consolidated Financial Highlights Last Twelve Months, March 31 2007: Revenues of $3.3 billion Reflects 17% growth over LTM 3/06 Operating Profit of $416 million Reflects 62% growth over LTM 3/06 EPS from Continuing Operations of $2.97 per share ROE of 18.5% As of March 31 2007: Cash of $224 million Equity of $1.5 billion Total Debt of $1.25 billion Total Debt to Capital of 46%

Trinity Industries, Inc. Wachovia Securities 17th Annual Nantucket Equity Conference

Appendix: Operating Business Summaries

$500 $294 $98 $101 $0 $100 $200 $300 $400 $500 2003 2004 2005 2006 Trinity's Growth Continues Trinity's Earnings Summary 2003 - 2006 (1) (1) Earnings from Continuing Operations 2006 results reflect rate of improvements Revenues grew 19% from $2.7 billion to $3.2 billion, led by: 18% growth ($326mm) in Rail 54% growth ($131mm) in Inland Barge 43% growth ($102mm) in Energy Equipment Operating profit grew 88%, or $179mm to $383mm Operating margin increased from 7.5% to 11.9% EBITDA rose 70% from $294mm to $500mm Reported income from continuing operations of $216mm as compared to $111mm Earnings from continuing operations rose 89% to $2.72 per share Q1 07 was another solid quarter across the board Revenues increased 14% to $829mm as compared to the same period in 2006 Operating profit increased 44% to $109mm Trinity's operating margin grew to 13.1% vs. 10.4% Reported income from continuing operations of $59mm Trinity's EBITDA Summary 2003 - 2006 (1) (1) EBITDA from Continuing Operations 8.0% 5.0% 10.9% 15.5% ($mm) ($mm) ($0.06) ($0.25) $1.44 $2.72 ($0.50) $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2003 2004 2005 2006

($50) $0 $50 $100 $150 $200 $250 $300 2003 2004 2005 2006 Industry shipments of 74,800 during LTM 3/31/07 with a backlog of 80,700 cars as of 3/31/07 Trinity shipments totaled 25,640 during LTM 3/31/07, compared to 8,300 in all of 2003 Trinity orders totaled 36,670, representing 54% of the Industry total during LTM 3/31/07 Trinity's order backlog was approximately 37,790 railcars as of 3/31/07 vs. 12,150 at the end of 2003 Operating Margin of 11.9% in 2006 Rail Group Largest producer of railcars, railcar axles, and coupling devices in North America The renewable fuels industry and the railcar replacement cycle are driving growth in the industry and for Trinity. 690,000 railcars, or 44% of the North American fleet, are over 25 years old Focus on new and updated designs Centralized sourcing provides cost savings Streamlined manufacturing efficiencies Networking of customers between railcar sales and railcar leasing Rail Group Highlights Rail Group Historical Operating Profit/(Loss)(1) (1) Before eliminations ($mm) (0.4%) 11.9% (1.9%) 7.4% ($2.2) ($20.4) $135.0 $253.9 $253.9 $253.9

Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006 75619 2007P 66507 2008P 60025 2009P 59598 2010P 61932 2011P 62062 1.2 million railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and Economic Planning Associates, Inc. reports 25 years from peak 62,000 cars per year avg. 2007P - 2011P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970's Change in tax status affected shipments

$41.0 $42.0 $55.8 $106.5 $0 $25 $50 $75 $100 $125 2003 2004 2005 2006 Railcar Leasing and Management Services Group ("TILC") Leading provider of comprehensive railcar fleet leasing and management services Trinity's owned and leased fleet was approximately 32,500 railcars at 3/31/07 as compared to 26,000 at 3/31/06 Single point of contact for equipment and services Strengthens relationship with end-user of railcar Young fleet with an average age of 4.6 years Long-term leases with average remaining term of six years Highly utilized fleet - 99.9% at March 31, 2007 Marketed with railcar sales activities as TrinityRail Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Leasing and Mgmt Services Historical Operating Profit 26.7% 23.2% 27.4% 35.1% ($mm) ($mm)

$(14.8) $15.7 $44.5 $(4.7) ($20) ($10) $0 $10 $20 $30 $40 $50 2003 2004 2005 2006 Revenues up 33% in Q1 07 vs. Q1 06 Profitability dramatically improved - Operating Profit/(Loss) margins increased from (7%) in FY 2004 to 12% during 2006 Trinity backlog grew to $569mm at Q1 07 vs. $464MM at Q4 06 and $327mm at Q1 06 Backlog extends into 2009 Replacement demand driver: 6,600 out of 17,900 hopper barges, or 37%, are 21+ years old 1,500 out of 2,800 tank barges, or 55%, are 21+ years old Inland Barge Group Largest manufacturer of barges that transport goods through U.S. inland waterways Largest U.S. manufacturer of fiberglass hopper barge covers used primarily on grain barges Multiple barge manufacturing facilities on inland waterways enable rapid delivery Facilities have been expanded to meet market demand 8,100 barges, or 39% of the U.S. fleet, are 21+ years old Barge transportation has a cost advantage in high-cost fuel environments Inland Barge Group Highlights Inland Barge Group Historical Operating Profit/(Loss) (1) Tank Barges Hopper Barges Transports grain & coal Transports liquids (1) Before eliminations ($mm) (7.0%) 6.5% (2.8%) 12.0% 12.0% 12.0%

Estimated Retirements New Builds 1999 1019 931 2000 1201 831 2001 862 655 2002 1139 596 2003 947 280 2004 942 510 2005 714 328 2006 713 740 Age 0-5 Years 2679 6-10 Years 5049 11-15 Years 3203 16-20 Years 1640 21-25 Years 992 26+ Years 7131 39% are 21+ years old Inland Barge Segment: Growth is Expected to be Driven by Replacement Demand Source: Information from industry sources as of 12/31/06 13% 24% 15% 8% 35% 5% Retirements Have Exceeded New Builds - Hopper & Tank Age of North American Hopper & Tank Barge Fleet

Congressional & Regulation Improvements Positive for Growth of Construction and Energy Segments Federal Highway Bill provides growth opportunity Bill provides $286.5 billion over six years The Bill provides a 31% increase over the previous funding levels Each state guaranteed at least a 21% increase over amounts provided by previous Bill Increasing export opportunities for proprietary products Passage of Energy Bill extended tax credits to 2008 U.S. wind power slated to grow with emphasis on renewable energy sources Proprietary Highway Products Guardrail U.S. Wind Power Capacity Net Additions Structural Wind Towers 2002 410 2003 1687 2004 389 2005 2400 2006P 3400 2007P 3600 2008P 3750 2009P 4000 2010P 4200 Source: Emerging Energy Research; 12/31/2005 Source: Emerging Energy Research; 12/31/2005

$37.5 $35.1 $55.3 $61.5 $0 $10 $20 $30 $40 $50 $60 $70 2003 2004 2005 2006 Revenues up 10% in Q1 07 vs. Q1 06 Operating profit up 6% over Q1 06 Nationwide producer of Highway products Positioned in Texas with Concrete, Aggregates, and Bridge Structures Demand tied to construction projects and federal funding Outlook positive Consistent contributor to cash flow Construction Products Group Leading Texas producer of concrete, aggregates and structural bridge beams Largest highway guardrail manufacturer, plus a line of proprietary products including guardrail end treatments and highway crash cushions Diversified exposure to commercial, residential, industrial, and highway markets Business has grown organically and through acquisitions Federal Highway Bill provides growth opportunities Construction Products Group Highlights Construction Products Group Historical Operating Profit(1) Concrete & Aggregates 418.8 Highway Products 235.2 Other 56 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 LTM 3/31/07 Revenue Mix (1) Before eliminations ($mm) 8.2% 6.6% 8.9% 8.8%

$10.9 $15.3 $31.9 $45.7 $0 $10 $20 $30 $40 $50 2003 2004 2005 2006 Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Structural Wind Towers: Revenues will grow from $11mm in 2004 to a range of $225mm to $250mm in 2007 Market leader in Texas New Illinois plant to serve Midwest market will open in mid-2007 New Mexico plant will open in 2008 Energy Equipment Group Leading U.S. producer of tank containers and tank heads for pressure vessels and the largest LPG container manufacturer in North America. Low-cost operator with primary tank container production in Mexico facilities Leading U.S. producer in fast-growing structural wind tower business Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit (1) Energy Equipment Group Historical Operating Profit (1) (1) Before eliminations 8.8% 10.1% 13.6% ($mm) 13.6%

Trinity Industries, Inc. Wachovia Securities 17th Annual Nantucket Equity Conference